Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



              In connection with the Annual Report on Form 10-K of RCM Technologies, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leon Kopyt, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
              section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

              (1) The Report fully complies with the requirements of Section
                  13(a) of the Securities Exchange Act of 1934 (15 U.S.C.
                  section 78m(a)); and
              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Leon Kopyt
       ----------------------
     Leon Kopyt
     Chief Executive Officer
     February 26, 2003